                            LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------

We are pleased to submit the financial statements of the Corporation for the six months ended June 30, 2000. In addition, there is a report of independent accountants and a schedule of investments provided along with other financial information.

Net assets of the Corporation at June 30, 2000 were $45.41 per share, compared with $39.48 per share at December 31, 1999, on the 13,710,130 shares and 14,314,180 shares outstanding on each respective date. On March 1, 2000, a distribution of $0.20 per share was paid consisting of $0.13 from 1999 long-term capital gain, $0.03 from 1999 investment income and $0.04 from 2000 in-vestment income, all taxable in 2000. A 2000 investment income dividend of $0.20 per share was paid June 1, 2000, and another $0.20 investment income dividend has been declared to shareholders of record August 18, 2000, payable September 1, 2000.

Net investment income for the six months ended June 30, 2000 amounted to $3,774,929, compared with $4,641,864 for the same period in 1999. These earn-ings are equal to $0.27 and $0.34 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 2000 amounted to $12,260,401, the equivalent of $0.89 per share.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 11 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of rea-sonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,


/s/ Douglas G. Ober
-------------------
Douglas G. Ober,
Chairman and
Chief Executive Officer

/s/ Richard F. Koloski
----------------------
Richard F. Koloski,
President

July 21, 2000

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 June 30, 2000

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $306,235,619)                              $604,351,946
 Short-term investments (cost $18,343,088)           18,343,088 $622,695,034
---------------------------------------------------------------
Cash                                                                  37,813
Securities lending collateral                                     53,010,336
Receivables:
 Investment securities sold                                           12,988
 Dividends and interest                                              611,926
Prepaid expenses                                                   1,817,851
----------------------------------------------------------------------------
   Total Assets                                                  678,185,948
----------------------------------------------------------------------------
Liabilities
Open option contracts at value (proceeds $228,318)                   271,250
Obligations to return securities lending collateral               53,010,336
Accrued expenses                                                   2,337,943
----------------------------------------------------------------------------
   Total Liabilities                                              55,619,529
----------------------------------------------------------------------------
   Net Assets                                                   $622,566,419
----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share, authorized
  50,000,000 shares; issued and outstanding
  13,710,130 shares                                             $ 13,710,130
Additional capital surplus                                       298,019,215
Undistributed net investment income                                  499,239
Undistributed net realized gain on investments                    12,264,440
Unrealized appreciation on investments                           298,073,395
----------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                        $622,566,419
----------------------------------------------------------------------------
   Net Asset Value per Share of Common Stock                          $45.41
----------------------------------------------------------------------------

*See Schedule of Investments on pages 7 and 8.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                         Six Months Ended June 30, 2000

Investment Income
 Income:
  Dividends                                                     $ 5,097,604
  Interest                                                          435,498
---------------------------------------------------------------------------
   Total income                                                   5,533,102
---------------------------------------------------------------------------
 Expenses:
  Investment research                                               933,228
  Administration and operations                                     340,170
  Directors' fees                                                    97,250
  Reports and stockholder communications                            125,133
  Transfer agent, registrar and custodian expenses                   69,493
  Auditing services                                                  23,548
  Legal services                                                     33,320
  Occupancy and other office expenses                                42,202
  Travel, telephone and postage                                      36,041
  Other                                                              57,788
---------------------------------------------------------------------------
   Total expenses                                                 1,758,173
---------------------------------------------------------------------------
   Net Investment Income                                          3,774,929
---------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                     12,260,401
  Change in unrealized appreciation on investments               67,607,442
---------------------------------------------------------------------------
   Net Gain on Investments                                       79,867,843
---------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                  $83,642,772
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                      Six Months    Year ended
                                                         ended     December 31,
                                                     June 30, 2000     1999
                                                     ------------- ------------
From Operations:
 Net investment income                               $  3,774,929  $  9,806,876
 Net realized gain on investments                      12,260,401    22,803,830
 Change in unrealized appreciation on investments      67,607,442    75,425,708
--------------------------------------------------------------------------------
   Increase in net assets resulting from operations    83,642,772   108,036,414
--------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                                (3,735,985)    (9,965,792)
 Net realized gain from investment transactions       (1,825,717)   (22,284,614)
--------------------------------------------------------------------------------
   Decrease in net assets from distributions          (5,561,702)   (32,250,406)
--------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of common shares issued in payment of
  optional distributions                                 --0--       15,851,054
 Cost of common shares purchased (note 4)            (20,589,652)    (1,383,179)
--------------------------------------------------------------------------------
   Change in net assets from capital share
    transactions                                     (20,589,652)    14,467,875
--------------------------------------------------------------------------------
   Total Increase in Net Assets                        57,491,418    90,253,883
Net Assets:
 Beginning of period                                  565,075,001   474,821,118
--------------------------------------------------------------------------------
 End of period (including undistributed net investment
  income of $499,239 and $460,295, respectively)     $622,566,419  $565,075,001
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 2000 was $324,820,132, and net unrealized appreciation aggregated $298,103,220, of which the related gross unrealized appreciation and depreciation were $317,809,231 and $19,706,011, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassi-fications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

-------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2000 were $22,833,352 and $49,493,588, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended June 30, 2000. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. At the beginning of 2000, the Corporation had purchased and was holding 43,200 shares of common stock at a total cost of $1,383,179 and a weighted average discount from net asset value of 17.8%. During the six months ended June 30, 2000, the Corporation purchased 604,050 shares of common stock at a total cost of $20,589,652 and a weighted average discount from net asset value of 17.3%. At June 30, 2000, the Corporation held a total of 647,250 shares of its common stock.

The Corporation has 5,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render.

Under the plan, the exercise price of the options and related stock apprecia-tion rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2000, there were 148,916 options outstanding at a weighted average exercise price of $22.4389 per share. During the six months ended June 30, 2000, the Corporation granted options including stock appreciation rights for 15,223 shares of common stock with an exercise price of $33.50. During the period stock appreciation rights relating to 3,094 stock option shares were exercised at a weighted average market price of $36.5716 per share and the stock options relating to these rights, which had a weighted average exercise price of $18.7115 were can-celled. At June 30, 2000, there were outstanding exercisable options to pur-chase 55,407 common shares at $13.815-33.625 (weighted average price of $19.3135) per share and unexercisable options to purchase 105,638 common shares at $18.2125-33.6250 per share (weighted average price of $25.5801). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 4.3203 years and 6.6511 years, respectively. The to-tal compensation expense for stock options and stock appreciation rights rec-ognized for the six months ended June 30, 2000 was $633,815. At June 30, 2000, there were 320,907 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks and bonds and mutual funds.

The actuarially computed net pension cost credit for the six months ended June 30, 2000 was $74,412, and consisted of service cost of $43,516, interest cost of $97,748, expected return on plan assets of $178,597, and net amortization credit of $37,079.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 8.0%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 2000, the projected benefit obligation for service rendered to date was $2,480,710. During the six months ended June 30, 2000, the projected benefit obligation increased due to service cost and interest cost of $43,516 and $97,748, respectively, and decreased due to benefit payments in the amount of $36,997. The projected benefit obligation at June 30, 2000 was $2,584,977.

On January 1, 2000, the actual fair value of plan assets was $4,501,921. Dur-ing the six months ended June 30, 2000, the fair value of plan assets in-creased due to the expected return on plan assets of $178,597 and decreased due to benefit payments in the amount of $36,997. At June 30, 2000, the pro-jected fair value of plan assets amounted to $4,643,521, which resulted in ex-cess plan assets of $2,058,544. The remaining components of prepaid pension cost at June 30, 2000 included $741,777 in unrecognized

-------------------------------------------------------------------------------

net gain, $309,257 in unrecognized prior service cost and $55,648 is the re-maining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at June 30, 2000 was $1,570,376.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at June 30, 2000 for employees and former employees of the Corporation was $2,239,429. Aggregate remuneration paid or accrued during the six months ended June 30, 2000 to officers and di-rectors amounted to $1,128,235.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owns 8.8% of the Corpo-ration's common stock, amounted to $125,083 for the six months ended June 30, 2000.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash depos-its, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the in-vestment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securi-ties loaned plus accrued interest. Gain or loss in the fair value of securi-ties loaned that may occur during the term of the loan will be for the account of the Corporation. At June 30, 2000, the Corporation had outstanding loans of $50,141,068 and held collateral of $53,010,336.

                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


                            Six Months Ended
                          --------------------               Year Ended December 31
                          June 30,   June 30,   -------------------------------------------------
                            2000       1999       1999      1998      1997      1996      1995
                          ---------  ---------  --------- --------- --------- --------- ---------
Per Share Operating
 Performance
Net asset value,
 beginning of period        $39.48     $34.30     $34.30    $41.46    $37.09    $31.51    $26.84
-------------------------------------------------------------------------------------------------
Net investment income         0.27       0.34       0.72      0.82      0.77      0.79      0.86
Net realized gains and
 change in unrealized
 appreciation (depreciation)
 and other changes            6.06       6.32       6.79     (5.69)     5.93      6.93      5.90
-------------------------------------------------------------------------------------------------
Total from investment
 operations                   6.33       6.66       7.51     (4.87)     6.70      7.72      6.76
Less distributions
Dividends from net
 investment income           (0.27)     (0.30)     (0.72)    (0.78)    (0.77)    (0.82)    (0.87)
Distributions from net
 realized gains              (0.13)     (0.10)     (1.61)    (1.51)    (1.56)    (1.32)    (1.22)
-------------------------------------------------------------------------------------------------
Total distributions          (0.40)     (0.40)     (2.33)    (2.29)    (2.33)    (2.14)    (2.09)
-------------------------------------------------------------------------------------------------
Net asset value, end of
 period                     $45.41     $40.56     $39.48    $34.30    $41.46    $37.09    $31.51
-------------------------------------------------------------------------------------------------
Per share market price,
 end of period              $36.75     $34.75     $32.25    $30.625   $36.50    $34.75    $28.25
Total Investment Return
Based on market price        15.3%      14.9%      13.3%    (10.0)%    11.7%     31.2%     20.5%
Based on net asset value     16.3%      19.8%      23.8%    (11.1)%    18.9%     25.5%     26.5%
Ratios/Supplemental Data
Net assets, end of
 period (in 000's)         $622,566   $561,346   $565,075  $474,821  $556,453  $484,589  $401,405
Ratio of expenses to
 average net assets           0.60%/+/   0.55%/+/   0.43%     0.31%     0.47%     0.63%     0.57%
Ratio of net investment
 income to average net
 assets                       1.28%/+/   1.85%/+/   1.86%     2.13%     1.91%     2.31%     2.89%
Portfolio turnover            6.02%/+/   9.93%/+/  11.89%    12.70%    13.09%    15.50%    15.86%
Number of shares
 outstanding at end of
 period (in 000's)           13,710     13,841     14,314    13,841    13,423    13,066    12,739

--------
/+/Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                 June 30, 2000

                                              Shares     Value (A)
                                              ------     ---------
Stocks And Convertible Securities -- 97.1%

 Energy -- 82.7%
  Internationals -- 27.6%
   BP Amoco plc ADR                            482,000 $ 27,263,125
   Chevron Corp.                               150,000   12,721,875
   Exxon Mobil Corp.                           607,231   47,667,630
   Royal Dutch Petroleum Co.                   850,000   52,328,125
   "Shell" Transport and Trading Co., plc ADR  240,000   11,985,000
   Texaco Inc.                                 186,775    9,945,769
   TotalFinaElf ADR                            125,000    9,601,563
                                                       ------------
                                                        171,513,087
                                                       ------------
  Domestics -- 8.7%
   Amerada Hess Corp.                          100,000    6,175,000
   Conoco Inc. Class B                         300,000    7,368,750
   Kerr McGee Corp.                            181,253   10,682,599
   Murphy Oil Corp.                            110,000    6,538,125
   Phillips Petroleum Co.                       60,000    3,041,250
   Tesoro Petroleum Corp. (B)                  300,000    3,037,500
   TOSCO Corp.                                 175,000    4,954,688
   Unocal Capital Trust $3.125
    Conv. Pfd.                                  72,540    3,373,110
   Unocal Corp.                                150,000    4,968,750
   Valero Energy Corp.                         125,000    3,968,750
                                                       ------------
                                                         54,108,522
                                                       ------------
  Producers -- 9.6%
   Anadarko Petroleum Corp.                    195,000    9,615,938
   Apache Corp.                                130,000    7,645,625
   Devon Energy Corp                           120,000    6,742,500
   EOG Resources Inc.                          290,000    9,715,000
   Noble Affiliates Inc.                        91,855    3,421,599
   Occidental Petroleum Corp.                  175,000    3,685,938
   Ocean Energy Inc. (B)                       550,000    7,803,125
   Stone Energy Corp. (B)                      104,300    6,231,925
   Union Pacific Resources Group, Inc.         225,816    4,967,952
                                                       ------------
                                                         59,829,602
                                                       ------------
  Distributors -- 20.7%
   Atmos Energy Corp.                          200,000    3,500,000
   Coastal Corp.                               220,000   13,392,500
   Columbia Energy Group                       100,000    6,562,500
   Dynegy, Inc. Class A                        100,000    6,831,250
   El Paso Energy Corp.                        110,000    5,603,125
   Energen Corp.                               353,900    7,719,444
   Enron Corp. $27.30 Conv.
    Pfd. Ser. J                                 23,000   40,499,550
   Equitable Resources Inc.                    180,500    8,709,125

                                              Shares     Value (A)
                                              ------     ---------
   Kinder Morgan, Inc. 8.25% PEPS
    Units due 2001                             130,000 $  6,175,000
   National Fuel Gas Co.                       100,000    4,875,000
   New Jersey Resources, Inc.                  185,000    7,041,563
   Northwestern Corp.                          200,000    4,625,000
   Questar Corp.                               268,000    5,192,500
   Williams Companies, Inc.                    200,000    8,337,500
                                                       ------------
                                                        129,064,057
                                                       ------------
  Services -- 16.1%
   BJ Services Co. (B)                         200,000   12,500,000
   Core Laboratories (B)                       155,000    4,495,000
   Diamond Offshore Drilling, Inc.              96,800    3,400,100
   ENSCO International, Inc.                   120,000    4,297,500
   Global Industries Ltd. (B)                  243,400    4,594,175
   Grant Prideco Inc. (B)                      139,000    3,475,000
   Halliburton Co.                             150,000    7,078,125
   Nabors Industries, Inc. (B)                 245,000   10,182,813
   Petroleum Geo-Services ASA ADR (B)          250,000    4,265,625
   Santa Fe International Corp.                180,000    6,288,750
   Schlumberger Ltd.                           229,400   17,118,975
   Transocean Sedco Forex Inc.                 274,411   14,663,838
   Weatherford International, Inc. (B)         190,000    7,564,375
                                                       ------------
                                                         99,924,276
                                                       ------------
 Basic Industries -- 14.4%
  Basic Materials -- 2.6%
   Avery Dennison Corp.                         26,600    1,785,525
   Engelhard Corp.                             250,000    4,265,625
   Freeport-McMoRan Copper &
    Gold Inc. Ser. A (B)                       127,603    1,164,377
   Newpark Resources, Inc. (B)                 370,000    3,491,875
   Southdown, Inc.                             100,000    5,775,000
                                                       ------------
                                                         16,482,402
                                                       ------------
  Capital Goods & Other -- 8.3%
   Calpine Capital Trust 5.75%
    Conv. Pfd. HIGH TIDES                       87,500   10,390,625
   Calpine Corp. (B)                            80,000    5,260,000
   Dover Corp.                                 140,000    5,678,750
   General Electric Co.                        570,000   30,210,000
                                                       ------------
                                                         51,539,375
                                                       ------------
  Paper and Forest Products -- 3.5%
   Boise Cascade Corp.                         205,000    5,304,375
   Fort James Corp.                            270,000    6,243,750
   Mead Corp.                                  210,000    5,302,500
   Temple-Inland, Inc.                         120,000    5,040,000
                                                       ------------
                                                         21,890,625
                                                       ------------
Total Stocks And Convertible Securities
  (Cost $306,235,619) (C)                               604,351,946
                                                       ------------

-------------------------------------------------------------------------------

                                 June 30, 2000

                                           Prin. Amt.  Value (A)
                                           ----------  ---------
Short-Term Investments -- 2.9%
 U.S. Government Obligations -- 0.9%
  U.S. Treasury Bills, 5.77%, due 8/24/00  $6,000,000  $5,948,070
                                                       ----------
 Commercial Paper -- 2.0%
  Chevron USA, 6.52%,
   due 7/6/00                               5,000,000   4,995,472
  Ford Motor Credit Corp.,
   6.55-6.56%, due
   7/11/00-7/18/00                          3,245,000   3,236,801

                                           Prin. Amt.  Value (A)
                                           ----------  ---------
  GE Capital Corp,
   6.53-6.75%, due
   7/6/00-7/13/00                          $4,170,000  $  4,162,745
                                                       ------------
Total Short-Term Investments
  (Cost $18,343,088)                                     18,343,088
                                                       ------------
Total Investments
  (Cost $324,578,707)                                   622,695,034
  Cash, receivables and other
  assets, less liabilities                                 (128,615)
                                                       ------------
Net Assets--100.0%                                     $622,566,419
                                                       ============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) The aggregate market value of stocks held in escrow at June 30, 2000 cov-ering open call option contracts written was $1,315,000. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $4,600,000.

                        HISTORICAL FINANCIAL STATISTICS
-------------------------------------------------------------------------------

                                                        Dividends  Distributions
                                                 Net     from Net    from Net
                                    Common      Asset   Investment   Realized
                      Value of      Shares    Value per   Income       Gains
 Dec. 31             Net Assets   Outstanding   Share   per Share    per Share
--------            ------------  ----------- --------- ---------- -------------
1990............... $308,599,851  10,793,289   $28.59     $1.10        $1.25
1991...............  314,024,187  11,185,572    28.07       .92         1.23
1992...............  320,241,282  11,579,503    27.66       .77         1.23
1993...............  355,836,592  12,006,671    29.64       .82         1.30
1994...............  332,279,398  12,380,300    26.84       .92         1.18
1995...............  401,404,971  12,739,383    31.51       .87         1.22
1996...............  484,588,990  13,065,819    37.09       .82         1.32
1997...............  566,452,549  13,422,787    41.46       .77         1.56
1998...............  474,821,118  13,841,375    34.30       .78         1.51
1999...............  565,075,001  14,314,180    39.48       .72         1.61
June 30, 2000......  622,566,419  13,710,130    45.41       .47*         .13

--------
*Paid or declared

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
                  During the Three Months Ended June 30, 2000
                                  (unaudited)

                                                        Shares
                                     ------------------------------------------
                                                                      Held
                                     Additions     Reductions     June 30, 2000
                                     ---------     ----------     -------------
BP Amoco plc ADR....................   82,000/(1)/                   482,000
Calpine Corp. ......................   40,000/(2)/                    80,000
Core Laboratories...................  155,000                        155,000
Chevron Corp. ......................   20,000                        150,000
Devon Energy Corp. .................   50,000                        120,000
Dynegy, Inc. Class A................  100,000                        100,000
General Electric Co. ...............  380,000/(2)/                   570,000
Grant Prideco Inc. .................  139,000/(3)/                   139,000
Owens Illinois Inc. ................    9,000       234,000             --
Weatherford International, Inc. ....   51,000                        190,000
Atlantic Richfield Co. .............                 50,000/(1)/        --
Avery Dennison Corp. ...............                 73,400           26,600
Burlington Resources, Inc. .........                130,000             --
Vastar Resources Inc. ..............                125,000             --
Western Gas Resources Inc. .........                186,000             --

--------
/(1)/Received 1.64 shares of BP Amoco plc ADR for each share of Atlantic
     Richfield Co.
/(2)/By stock split.
/(3)/Received one share of Grant Prideco Inc. for each share of Weatherford
     International, Inc. held.

                            ----------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange

                       Petroleum & Resources Corporation
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                            Website: www.peteres.com
                          E-mail: contact@peteres.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                       Report of Independent Accountants
-------------------------------------------------------------------------------

To the Board of Directors and Stockholders of Petroleum & Resources
Corporation:


In our opinion, the accompanying statement of assets and liabilities, includ-ing the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and finan-cial highlights (hereafter referred to as "financial statements") are the re-sponsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
July 12, 2000



-------------------------------------------------------------------------------


-----------------------------------------------------------------------------
  This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their in-formation. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
-----------------------------------------------------------------------------

                      SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the es-timated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an elec-tion card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Pe-troleum & Resources shares. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                                                     $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                                            $2.50 per investment
 Brokerage Commission                                        $0.05 per share

Reinvestment of Dividends**
 Service Fee                                          10% of amount invested
                                           (maximum of $2.50 per investment)
 Brokerage Commission                                        $0.05 per share

Sale of Shares
 Service Fee                                                          $10.00
 Brokerage Commission                                        $0.05 per share
Deposit of Certificates for safekeeping                             Included
Book to Book Transfers                                              Included
To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)                             $500.00
Minimum optional investment (existing holders)                        $50.00
Electronic Funds Transfer (monthly minimum)                           $50.00
Maximum per transaction                                           $25,000.00
Maximum per year                                                        NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  ----------

The Corporation                               The Transfer Agent
Petroleum & Resources Corp.                   The Bank of New York
Lawrence L. Hooper, Jr.,                      Shareholder Relations
Vice President, Secretary and                  Dept.-8W
 General Counsel                              P.O. Box 11258
Seven St. Paul Street,                        Church Street Station
 Suite 1140                                   New York, NY 10286
Baltimore, MD 21202                           (800) 432-8224
(800) 638-2479                                Website:
Website:                                      http://stock.bankofny.com
www.peteres.com                               E-mail:
E-mail:                                       Shareowner-svcs@
contact@peteres.com                           bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.

                    Petroleum & Resources Corporation
----------------------------------------------------------------------
Board of Directors

Enrique R. Arzac/1,4/                   Douglas G. Ober/1/
Daniel E. Emerson/2,4/                  Landon Peters/2,4/
Thomas H. Lenagh/2,3/                   John J. Roberts/1,4/
W.D. MacCallan/1,3/                     Susan C. Schwab/1,3/
W. Perry Neff/1,2/                      Robert J.M. Wilson/3,4/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

Officers

Douglas G. Ober                       Chairman and
                                       Chief Executive Officer
Richard F. Koloski                    President
Joseph M. Truta                       Executive Vice President
Nancy J.F. Prue                       Vice President--Research
Lawrence L. Hooper, Jr.               Vice President,
                                       Secretary and
                                       General Counsel
Maureen A. Jones                      Vice President and
                                       Treasurer
Christine M. Griffith                 Assistant Treasurer
Geraldine H. Stegner                  Assistant Secretary

                                   ----------
                                   Stock Data
                                   ----------

Price (6/30/00)                                     $36.75
Net Asset Value (6/30/00)                           $45.41
Discount:                                            19.1%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO
NASDAQ Mutual Fund Quotation Symbol: XPEOX
Newspaper stock listings are generally under the abbreviation: PetRs

                             ---------------------
                             Distributions in 2000
                             ---------------------

From Investment Income                               $0.47
  (paid or declared)
From Net Realized Gains                               0.13
                                                     -----
    Total                                            $0.60
                                                     =====

                          ---------------------------
                          2000 Dividend Payment Dates
                          ---------------------------

                                March 1, 2000
                                June 1, 2000
                                September 1, 2000
                                December 27, 2000*

                            *Anticipated




                              [ART APPEARS HERE]

                   [Petroleum & Resources Corporation LOGO]


                              Semi-Annual Report
                            ----------------------
                                 June 30, 2000





                             investing in resources
                                      for the future(R)